SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 23, 2004

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (901) 369-3600

EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 12 of Form 8-K and General Instruction B.6 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.           Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 23, 2004.

Item 12.                Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation’s press release, dated June 23, 2004, announcing its and its wholly owned subsidiary Federal Express Corporation’s financial results for the fiscal quarter and year ended May 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FedEx Corporation

Date: June 23, 2004	By:	/s/ JOHN L. MERINO
John L. Merino
Corporate Vice President and
Principal Accounting Officer

Federal Express Corporation

Date: June 23, 2004	By:	/s/ JAY L. COFIELD
Jay L. Cofield
Vice President and Worldwide Controller

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 23, 2004.

E-1